Exhibit 99.1

TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)
CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM NOVEMBER 1, 2009 THROUGH NOVEMBER 30, 2009
FORM MOR-1
(Unaudited)
(in thousands)

	TER Holdings	Trump Taj Mahal	Trump Plaza	Trump Marina	RJE’s & Elims	Total	TER Dev.	RJE’s & Elims	Total	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.
Cash flow from Operating Activities
Net loss	$(5,044)	$562	$(1,631)	$(1,429)	$—	$(2,498)	$(13)	$—	$(13)	$—	$(7,555)	$1,775	$—	$(5,780)
Record equity in subsidiaries	(2,511)	—	—	—	2,511	2,511	—	—	—	—	—	(7,555)	7,555	—

Net loss as adjusted	(7,555)	562	(1,631)	(1,429)	2,511	13	(13)	—	(13)	—	(7,555)	(5,780)	7,555	(5,780)

Adjustments to reconcile net loss to net cash provided by operating activities
Equity in earning of subsidiaries	2,511	—	—	—	(2,511)	(2,511)	—	—	—	—	—	7,555	(7,555)	—
Non-cash interest accretion on property tax settlement	—	(8)	(54)	(7)	—	(69)	—	—	—	—	(69)	—	—	(69)
Minority Interest	—	—	—	—	—	—	—	—	—	—	—	(1,775)	—	(1,775)
Depreciation	15	3,209	332	221	—	3,762	—	—	—	—	3,777	—	—	3,777
Amortization	—	85	—	2	—	87	—	—	—	—	87	—	—	87
Provisions for losses on receivables	—	657	168	148	—	973	—	—	—	—	973	—	—	973
Stock based compensation expense	69	11	4	—	—	15	—	—	—	—	84	—	—	84
Valuation Allowance CRDA	—	134	52	44	—	230	—	—	—	—	230	—	—	230
Change in operating assets & liabilities:		—	—	—	—		—	—	—	—	—	—	—
Accounts receivable	—	753	547	262	—	1,562	—	—	—	—	1,562	—	—	1,562
Inventories	—	(61)	(2)	2	—	(61)	—	—	—	—	(61)	—	—	(61)
Other current assets	455	(4,457)	(1,041)	(1,064)	—	(6,562)	—	—	—	—	(6,107)	—	—	(6,107)
Other assets	(464)	(378)	(152)	(133)	—	(663)	—	—	—	—	(1,127)	—	—	(1,127)
Due to Affiliates	(2,073)	2,422	(118)	(231)	—	2,073	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	2,770	(1,903)	(506)	(1,234)	—	(3,643)	(21)	—	(21)	—	(894)	—	—	(894)
Accrued interest	1,117	1,858	480	46	—	2,384	—	—	—	—	3,501	—	—	3,501
Other long-term liabilities	—	—	(61)	(1)	—	(62)	—	—	—	—	(62)	—	—	(62)

Net cash provided(used) by operating activities	(3,155)	2,884	(1,982)	(3,374)	—	(2,472)	(34)	—	(34)	—	(5,661)	—	—	(5,661)

Cash flow from Investing Activities
Purchases of PPE	—	(157)	(302)	(202)	—	(661)	—	—	—	—	(661)	—	—	(661)
Purchases of CRDA investments	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Net cash provided(used) by investing activities	—	(157)	(302)	(202)	—	(661)	—	—	—	—	(661)	—	—	(661)

Cash flows from Financing Activities
Borrowing (Repayment) - I/C Debt	(8,351)	—	4,091	4,260	—	8,351	—	—	—	—	—	—	—	—
Repayment of other long-term debt	—	(33)	—	—	—	(33)	—	—	—	—	(33)	—	—	(33)

Net cash provided(used) by financing activities	(8,385)	(33)	4,091	4,260	—	8,318	34	—	34	—	(33)	—	—	(33)

Net increase(decrease) in cash and cash equivalents	(11,540)	2,694	1,807	684	—	5,185	—	—	—	—	(6,355)	—	—	(6,355)
Cash and cash equivalents at beginning of period	34,977	24,768	13,188	11,076	—	49,032	—	—	—	—	84,009	—	—	84,009

Cash and cash equivalents at end of period	$23,437	$27,462	$14,995	$11,760	$—	$54,217	$—	$—	$—	$—	$77,654	$—	$—	$77,654

Cash Disbursements (in whole dollars)	$1,541,225	$35,661,000	$16,213,090	$12,161,463		$65,576,778					$65,576,778	$0		$65,576,778

TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)
CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM FEBRUARY 17, 2009 THROUGH NOVEMBER 30, 2009
FORM MOR-1
(Unaudited) (in thousands)

	TER Holdings	Trump Taj Mahal	Trump Plaza	Trump Marina	RJE’s & Elims	Total	TER Dev.	RJE’s & Elims	Total	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.
Cash flow from Operating Activities
Net loss	$(74,080)	$(23,552)	$(370,677)	$(190,415)	$—	$(584,644)	$(341)	$—	$(341)	$—	$(659,065)	$160,964	$—	$(498,101)
Record equity in subsidiaries	(584,985)	—	—	—	584,985	584,985	—	—	—	—	—	(659,065)	659,065	—

Net loss as adjusted	(659,065)	(23,552)	(370,677)	(190,415)	584,985	341	(341)	—	(341)	—	(659,065)	(498,101)	659,065	(498,101)

Adjustments to reconcile net loss to net cash provided by operating activities
Equity in earning of subsidiaries	584,985	—	—	—	(584,985)	(584,985)	—	—	—	—	—	659,065	(659,065)	—
Non-cash interest accretion on property tax settlement	—	(79)	(500)	(57)	—	(636)	—	—	—	—	(636)	—	—	(636)
Deferred income taxes	—	(335)	(1,910)	—	—	(2,245)	—	—	—	—	(2,245)	(6,079)	—	(8,324)
Minority Interest	—	—	—	—	—	—	—	—	—	—	—	(154,880)	—	(154,880)
Intangible asset impairment charge	—	3,720	16,780	—	—	20,500	—	—	—	—	20,500	—	—	20,500
Asset impairment charge	—	—	331,059	205,174	—	536,233	—	—	—	—	536,233	—	—	536,233
Depreciation	133	31,131	7,225	1,320	—	39,676	—	—	—	—	39,809	—	—	39,809
Amortization	—	806	5	27	—	838	—	—	—	—	838	—	—	838
Amortization of deferred financing costs	62	26	13	—	—	39	—	—	—	—	101	—	—	101
Provisions for losses on receivables	—	8,876	1,733	1,621	—	12,230	—	—	—	—	12,230	—	—	12,230
Stock based compensation expense	706	105	38	—	—	143	—	—	—	—	849	—	—	849
Non-cash reorganization expense	7,581	4,567	2,284	—	—	6,851	—	—	—	—	14,432	—	—	14,432
Valuation Allowance CRDA	—	(228)	(29)	260	—	3	—	—	—	—	3	—	—	3
Change in operating assets & liabilities:
Accounts receivable	(53)	(6,084)	(681)	(159)	—	(6,924)	—	—	—	—	(6,977)	—	—	(6,977)
Inventories	—	132	150	346	—	628	—	—	—	—	628	—	—	628
Other current assets	(1,801)	(3,775)	726	(293)	—	(3,342)	—	—	—	—	(5,143)	—	—	(5,143)
Other assets	(738)	499	410	1,062	—	1,971	—	—	—	—	1,233	—	—	1,233
Due to Affiliates	22,395	(22,542)	599	(452)	—	(22,395)	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses and other liabilities	10,154	5,586	837	(17,471)	—	(11,048)	(129)	—	(129)	—	(1,023)	—	—	(1,023)
Accrued interest	60,632	13,564	(599)	429	—	13,394	—	—	—	—	74,026	—	—	74,026
Other long-term liabilities	—	—	(2,933)	(10)	—	(2,943)	—	—	—	—	(2,943)	—	—	(2,943)

Net cash provided(used) by operating activities	24,991	12,417	(15,470)	1,382	—	(1,671)	(470)	—	(470)	—	22,850	5	—	22,855

Cash flow from Investing Activities
Purchases of PPE	(66)	(11,817)	(1,208)	(2,312)	—	(15,337)	—	—	—	—	(15,403)	—	—	(15,403)
Decrease in Restricted Cash	2,807	—	—	—	—	—	—	—	—	—	2,807	—	—	2,807
Investment in and advances to subs	—	—	—	—	—	—	—	—	—	—	—	(984)	984	—
Purchases of CRDA investments	—	(4,324)	(1,968)	(1,609)	—	(7,901)	—	—	—	—	(7,901)	—	—	(7,901)
Proceeds from CRDA investments	—	5,356	1,892	930	—	8,178	—	—	—	—	8,178	—	—	8,178

Net cash provided(used) by investing activities	2,741	(10,785)	(1,284)	(2,991)	—	(15,060)	—	—	—	—	(12,319)	(984)	984	(12,319)

Cash flows from Financing Activities
Repayment of term loan	(3,694)	—	—	—	—	—	—	—	—	—	(3,694)	—	—	(3,694)
Borrowing (Repayment) - I/C Debt	(9,619)	—	11,762	(2,143)	—	9,619	—	—	—	—	—	—	—	—
Repayment of other long-term debt	—	(257)	(87)	—	—	(344)	—	—	—	—	(344)	—	—	(344)
Contributions from Parent	514	—	—	—	—	—	470	—	470	—	984	—	(984)	—

Net cash provided(used) by financing activities	(12,799)	(257)	11,675	(2,143)	—	9,275	470	—	470	—	(3,054)	—	(984)	(4,038)

Net increase(decrease) in cash and cash equivalents	14,933	1,375	(5,079)	(3,752)	—	(7,456)	—	—	—	—	7,477	(979)	—	6,498
Cash and cash equivalents at beginning of period	8,504	26,087	20,074	15,512	—	61,673	—	—	—	—	70,177	979	—	71,156

Cash and cash equivalents at end of period	$23,437	$27,462	$14,995	$11,760	$—	$54,217	$—	$—	$—	$—	$77,654	$(0)	$—	$77,654

TCI 2 HOLDINGS et al

Consolidating Statement of Operations

For the Month Ended November 30, 2009

MOR-2     Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIMIN- ATION	TERH CONSOL- IDATED	TER INC	TER INC ELIMINATION	TER INC CONSOLI- DATED
REVENUES
TABLE GAMES REVENUE	$12,497	$4,821	$2,551	$0	$0	$0	$0	$19,869	$0	$0	$19,869
SLOT REVENUE	20,127	9,727	8,963	0	0	0	0	38,817	0	0	38,817
POKER REVENUE	1,554	0	0	0	0	0	0	1,554	0	0	1,554
KENO WIN	4	0	0	0	0	0	0	4	0	0	4
SIMULCAST REVENUE	57	0	0	0	0	0	0	57	0	0	57

TOTAL GAMING REVENUE	34,239	14,548	11,514	0	0	0	0	60,301	0	0	60,301
ROOMS	4,206	1,786	1,140	0	0	0	0	7,132	0	0	7,132
FOOD & BEVERAGE	4,388	1,688	1,330	0	0	0	0	7,406	0	0	7,406
ENTERTAINMENT	190	20	1	0	0	0	0	211	0	0	211
OTHER	1,694	476	643	0	0	0	0	2,813	0	0	2,813

TOTAL OTHER	10,478	3,970	3,114	0	0	0	0	17,562	0	0	17,562
GROSS REVENUE	44,717	18,518	14,628	0	0	0	0	77,863	0	0	77,863
RFB COMPS	5,422	2,274	1,806	0	0	0	0	9,502	0	0	9,502
COIN	3,428	1,818	1,570	0	0	0	0	6,816	0	0	6,816
CASH COMPS	899	89	46	0	0	0	0	1,034	0	0	1,034

TOTAL PROMO ALLOWANCES	9,749	4,181	3,422	0	0	0	0	17,352	0	0	17,352
NET REVENUES	34,968	14,337	11,206	0	0	0	0	60,511	0	0	60,511
EXPENSES
PAYROLL & RELATED	12,823	7,806	5,922	0	0	424	0	26,975	0	0	26,975
COST OF GOODS SOLD	1,664	469	579	0	0	0	0	2,712	0	0	2,712
PROMO EXPENSE	1,792	1,204	781	0	0	0	0	3,777	0	0	3,777
ADVERTISING	348	170	120	0	0	0	0	638	0	0	638
MARKETING/ENTERTAINMENT	1,278	366	319	0	0	0	0	1,963	0	0	1,963
GAMING TAX & REG FEES	3,228	1,632	1,358	0	0	11	0	6,229	0	0	6,229
PROPERTY TAX, RENT & INSUR	3,004	1,356	1,227	0	0	443	0	6,030	0	0	6,030
UTILITIES	1,281	607	582	0	0	9	0	2,479	0	0	2,479
PROV FOR DOUBTFUL ACCTS	657	169	148	0	0	0	0	974	0	0	974
GEN, ADMIN & OTHER OPER	3,007	1,334	1,148	0	13	3,179	0	8,681	0	0	8,681

TOTAL OPERATING EXPENSES	29,082	15,113	12,184	0	13	4,066	0	60,458	0	0	60,458
GROSS OPERATING PROFIT	5,886	(776)	(978)	0	(13)	(4,066)	0	53	0	0	53
CRDA EXPENSE(INCOME)	134	52	45	0	0	0	0	231	0	0	231

EBITDA	5,752	(828)	(1,023)	0	(13)	(4,066)	0	(178)	0	0	(178)
DEPRECIATION & AMORTIZATION	(3,295)	(333)	(223)	0	0	(16)	0	(3,867)	0	0	(3,867)
INTEREST INCOME	27	75	17	0	0	2,353	(2,349)	123	0	0	123
INTEREST EXPENSE	(1,922)	(545)	(200)	0	0	(3,315)	2,349	(3,633)	0	0	(3,633)
NON-CASH REORGANIZATION EXPENSE								0			0
OTHER NON-OP INC(EXP)	0	0	0	0	0	0	0	0	0	0	0
PROVISION FOR TAXES	0	0	0	0	0	0	0	0	0	0	0
NON-CONTROLLING INTEREST IN SUBS	0	0	0	0	0	0	0	0	1,775	0	1,775

NET INCOME(LOSS)	$562	($1,631)	($1,429)	$0	($13)	($5,044)	$0	($7,555)	$1,775	$0	($5,780)

TCI 2 HOLDINGS et al

Consolidating Statement of Operations

For the Period February 17 through November 30, 2009

MOR-2     Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOP	TER HOLDINGS LP	TERH ELIMIN- ATION	TERH CONSOL- IDATED	TER INC	TER INC ELIMIN- ATION	TER INC CONSOL- IDATED
REVENUES
TABLE GAMES REVENUE	$122,472	$46,017	$29,731	$—	$—	$—	$—	$198,220	$—	$—	$198,220
SLOT REVENUE	214,703	113,772	99,123	—	—	—	—	427,598	—	—	427,598
POKER REVENUE	14,224	—	—	—	—	—	—	14,224	—	—	14,224
KENO WIN	153	—	—	—	—	—	—	153	—	—	153
SIMULCAST REVENUE	581	—	—	—	—	—	—	581	—	—	581

TOTAL GAMING REVENUE	352,133	159,789	128,854	—	—	—	—	640,776	—	—	640,776
ROOMS	43,943	19,482	13,932	—	—	—	—	77,357	—	—	77,357
FOOD & BEVERAGE	45,394	19,889	15,931	—	—	—	—	81,214	—	—	81,214
ENTERTAINMENT	3,792	1,090	172	—	—	—	—	5,054	—	—	5,054
OTHER	16,848	5,920	7,226	—	—	—	—	29,994	—	—	29,994

TOTAL OTHER	109,977	46,381	37,261	—	—	—	—	193,619	—	—	193,619
GROSS REVENUE	462,110	206,170	166,115	—	—	—	—	834,395	—	—	834,395
RFB COMPS	55,651	25,055	19,198	—	—	—	—	99,904	—	—	99,904
COIN	37,521	21,615	19,449	—	—	—	—	78,585	—	—	78,585
CASH COMPS	14,675	1,186	651	—	—	—	—	16,512	—	—	16,512

TOTAL PROMO ALLOWANCES	107,847	47,856	39,298	—	—	—	—	195,001	—	—	195,001
NET REVENUES	354,263	158,314	126,817	—	—	—	—	639,394	—	—	639,394
EXPENSES
PAYROLL & RELATED	122,818	74,388	59,952	—	—	4,295	—	261,453	—	—	261,453
COST OF GOODS SOLD	17,009	6,058	6,261	—	—	—	—	29,328	—	—	29,328
PROMO EXPENSE	17,610	12,623	7,223	—	—	—	—	37,456	—	—	37,456
ADVERTISING	3,541	2,067	1,605	—	—	1	—	7,214	—	—	7,214
MARKETING/ENTERTAINMENT	15,034	4,518	3,678	—	—	—	—	23,230	—	—	23,230
GAMING TAX & REG FEES	33,902	17,308	14,363	—	—	102	—	65,675	—	—	65,675
PROPERTY TAX, RENT & INSUR	29,328	14,391	11,287	—	—	3,513	—	58,519	—	—	58,519
UTILITIES	14,161	6,429	5,660	—	—	92	—	26,342	—	—	26,342
PROV FOR DOUBTFUL ACCTS	8,877	1,733	1,623	—	—	—	—	12,233	—	—	12,233
GEN, ADMIN & OTHER OPER	27,131	14,318	12,176	—	341	24,148	—	78,114	—	—	78,114

TOTAL OPERATING EXPENSES	289,411	153,833	123,828	—	341	32,151	—	599,564	—	—	599,564
GROSS OPERATING PROFIT	64,852	4,481	2,989	—	(341)	(32,151)	—	39,830	—	—	39,830
CRDA EXPENSE(INCOME)	(230)	(28)	262	—	—	—	—	4	—	—	4

EBITDA	65,082	4,509	2,727	—	(341)	(32,151)	—	39,826	—	—	39,826
DEPRECIATION & AMORTIZATION	(31,938)	(7,230)	(1,347)	—	—	(132)	—	(40,647)	—	—	(40,647)
INTEREST INCOME	91	715	183	70,694	—	68,454	(139,002)	1,135	5	—	1,140
INTEREST EXPENSE	(48,835)	(20,458)	(2,000)	(70,694)	—	(102,709)	139,002	(105,694)	—	—	(105,694)
NON-CASH REORGANIZATION EXPENSE	(4,567)	(2,284)	0	—	—	(7,581)	—	(14,432)	—	—	(14,432)
OTHER NON-OP INC(EXP)/IMPAIRMENT	(3,720)	(347,839)	(189,978)	—	—	39	—	(541,498)	—	—	(541,498)
INCOME TAX BENEFIT	335	1,910	0	—	—	—	—	2,245	6,079	—	8,324
NON-CONTROLLING INTEREST IN SUBS	—	—	—	—	—	—	—	—	154,880	—	154,880

NET INCOME(LOSS)	($23,552)	($370,677)	($190,415)	$0	($341)	($74,080)	$0	($659,065)	$160,964	$0	($498,101)

TCI 2 HOLDINGS et al

Consolidating Balance Sheet

November 30, 2009 and February 16, 2009

MOR-3     Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL LLC	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVEL- OPMENT	TER HOLDINGS LP	TERH ELIMIN- ATION	TERH CONSOL- IDATED	TRUMP ENTER RESORTS INC	TER INC ELIMIN- ATION	November 30, 2009 TER INC CONSOL- IDATED	February 16, 2009 TER INC CONSOL - IDATED
CURRENT ASSETS
CASH & CASH EQUIVALENTS	$27,462	$14,995	$11,760	$0	$0	$23,437	$0	$77,654	$0	$0	$77,654	$71,156
ACCOUNTS RECEIVABLE, NET	24,144	6,419	5,839	0	0	0	0	36,402	0	0	36,402	41,896
ACCOUNTS RECEIVABLE, OTHER	2,399	1,419	1,131	147,605	0	28,643	(176,158)	5,039	0	0	5,039	4,798
PROPERTY TAX RECEIVABLE	492	3,116	357	0	0	0	0	3,965	0	0	3,965	638
INVENTORIES	2,799	1,219	819	0	0	0	0	4,837	0	0	4,837	5,465
PREPAID AND OTHER	13,956	5,377	4,542	0	0	3,108	0	26,983	0	0	26,983	21,200
DEFERRED INCOME TAXES- CURRENT	904	944	1,019	0	0	0	0	2,867	10,942	0	13,809	13,809

TOTAL CURRENT ASSETS	72,156	33,489	25,467	147,605	0	55,188	(176,158)	157,747	10,942	0	168,689	158,962
INVESTMENT IN SUBSIDIARIES	0	0	0	0	0	(3,172)	3,172	0	(638,727)	638,727	0	0
NOTES RECEIVABLE	0	0	0	1,248,969	0	1,191,450	(2,440,419)	0	0	0	0	0
PROPERTY & EQUIPMENT
LAND	196,618	9,542	6,239	0	0	1,043	0	213,442	0	0	213,442	398,296
BUILDINGS AND IMPROVEMENTS	899,970	15,532	13,346	0	0	1,645	0	930,493	0	0	930,493	1,264,760
FURNITURE, FIXTURES AND EQUIPMENT	134,258	7,069	4,099	0	0	934	0	146,360	0	0	146,360	220,351
LEASEHOLD IMPROVEMENTS	0	0	1,258	0	0	958	0	2,216	0	0	2,216	6,093
CONSTRUCTION-IN-PROCESS	1,393	521	59	0	100	325	0	2,398	0	0	2,398	4,006

PROPERTY AND EQUIPMENT	1,232,239	32,664	25,001	0	100	4,905	0	1,294,909	0	0	1,294,909	1,893,506
ACCUMULATED DEPRECIATION	(154,186)	(1,344)	(801)	0	0	(1,571)	0	(157,902)	0	0	(157,902)	(189,889)

PROPERTY AND EQUIPMENT, NET	1,078,053	31,320	24,200	0	100	3,334	0	1,137,007	0	0	1,137,007	1,703,617
RESTRICTED CASH	0	0	0	0	0	0	0	0	0	0	0	2,807
DEFERRED FINANCING COSTS, NET	0	0	0	0	0	0	0	0	0	0	0	14,533
LEASEHOLD INTERESTS	0	18	0	0	0	0	0	18	0	0	18	23
CUSTOMER RELATIONSHIPS	2,467	0	0	0	0	0	0	2,467	0	0	2,467	3,253
TRADENAMES	32,712	0	0	0	0	0	0	32,712	0	0	32,712	53,212

INTANGIBLES ASSETS, NET	35,179	18	0	0	0	0	0	35,197	0	0	35,197	56,488
PROPERTY TAX RECEIVABLE-L/T	1,562	9,844	1,126	0	0	0	0	12,532	0	0	12,532	15,863
CRDA INVESTMENTS	28,854	16,484	12,022	0	0	0	0	57,360	0	0	57,360	57,464
OTHER ASSETS, NET	4,828	1,915	2,574	0	0	15,156	0	24,473	0	0	24,473	25,630

TOTAL ASSETS	$1,220,632	$93,070	$65,389	$1,396,574	$100	$1,261,956	($2,613,405)	$1,424,316	($627,785)	$638,727	$1,435,258	$2,035,364

TCI 2 HOLDINGS et al

Consolidating Balance Sheet

November 30, 2009 and February 16, 2009

MOR-3     Case # 09-13654 (JHW)

(Unaudited)

(Dollars in Thousands)	TRUMP TAJ MAHAL LLC	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELO- PMENT	TER HOLDINGS LP	TERH ELIMIN- ATION	TERH CONSOL - IDATED	TRUMP ENTER RESORTS INC	TER INC ELIMIN - ATION	November 30, 2009 TER INC CONSOL- IDATED	February 16, 2009 TER INC CONSOL- IDATED
CURRENT LIABILITIES
ACCOUNTS PAYABLE	$12,510	$4,010	$3,180	$0	$32	$16,446	$0	$36,178	$0	$0	$36,178	$32,640
ACCRUED PAYROLL	12,155	6,772	5,614	0	0	994	0	25,535	0	0	25,535	24,234
INCOME TAXES PAYABLE	3,470	2,384	2,011	0	0	483	0	8,348	0	0	8,348	8,248
ACCRUED INTEREST PAYABLE	30,800	5,818	2,703	147,605	0	154,782	(176,158)	165,550	0	0	165,550	91,524
DUE TO AFFILIATES	6,639	1,728	843	0	0	(9,210)	0	0	0	0	0	0
SELF INSURANCE RESERVES	8,109	5,278	3,733	0	0	0	0	17,120	0	0	17,120	14,717
ACCRUED PARTNER DISTRIBUTIONS	0	0	0	0	0	770	0	770	0	0	770	0
OTHER ACCRUED LIABILITIES	6,100	4,624	3,071	0	0	1,430	0	15,225	0	0	15,225	12,744
OTHER CURRENT LIABILITIES	6,837	5,079	1,912	0	0	34	0	13,862	0	0	13,862	31,928
SENIOR NOTES	564,327	287,153	0	1,248,969	0	1,248,969	(2,100,449)	1,248,969	0	0	1,248,969	1,248,969
CURRENT MATURTIES - LONG-TERM DEBT	392	293	0	0	0	485,063	0	485,748	0	0	485,748	489,032

TOTAL CURRENT LIABILITIES	651,339	323,139	23,067	1,396,574	32	1,899,761	(2,276,607)	2,017,305	0	0	2,017,305	1,954,036
INTERCOMPANY DEBT	250,000	64,313	25,657	0	0	0	(339,970)	0	0	0	0	0
OTHER LONG-TERM DEBT	6,223	397	0	0	0	0	0	6,620	0	0	6,620	5,826

TOTAL LONG-TERM DEBT	256,223	64,710	25,657	0	0	0	(339,970)	6,620	0	0	6,620	5,826
DEFERRED INCOME TAXES	13,105	944	1,019	0	0	0	0	15,068	43,972	0	59,040	67,364
INCOME TAXES-L/T	5,816	3,357	2,939	0	0	697	0	12,809	0	0	12,809	12,809
OTHER LONG-TERM LIABILITIES	0	11,000	16	0	0	225	0	11,241	0	0	11,241	14,184

TOTAL LIABILITIES	926,483	403,150	52,698	1,396,574	32	1,900,683	(2,616,577)	2,063,043	43,972	0	2,107,015	2,054,219

STOCKHOLDERS’ EQUITY
COMMON STOCK	0	0	0	0	0	0	0	0	32	0	32	32
NONCONTROLLING INTEREST IN SUBS									(154,766)		(154,766)	683
CAPITAL IN EXCESS OF PAR	371,555	146,308	422,272	0	11,667	605,167	(951,802)	605,167	467,482	(605,167)	467,482	466,835
RETAINED EARNINGS (DEFICIT)	(77,406)	(456,388)	(409,581)	0	(11,599)	(1,243,894)	954,974	(1,243,894)	(984,505)	1,243,894	(984,505)	(486,405)

STOCKHOLDERS’ EQUITY	294,149	(310,080)	12,691	0	68	(638,727)	3,172	(638,727)	(671,757)	638,727	(671,757)	(18,855)

TOTAL LIABILITIES AND S/H EQUITY	$1,220,632	$93,070	$65,389	$1,396,574	$100	$1,261,956	($2,613,405)	$1,424,316	($627,785)	$638,727	$1,435,258	$2,035,364

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATING STATEMENT OF ACCOUNTS PAYABLE AGING - FORM MOR-4

AS OF NOVEMBER 30, 2009

(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	91 - 120 Days	Over 120 Days	Total
TER Holdings, LP	$3,419	$2,726	$1,587	$584	$8,130	$16,446
Trump Taj Mahal	10,528	496	10	23	1,453	12,510
Trump Plaza	3,494	8	(7)	56	459	4,010
Trump Marina	2,591	118	31	18	422	3,180
TER Development	25	0	7	0	0	32

Total	$20,057	$3,348	$1,628	$681	$10,464	$36,178

TCI 2 HOLDINGS, LLC et al.

CONSOLIDATING STATEMENT OF ACCOUNTS RECEIVABLE AGING - FORM MOR-5

AS OF NOVEMBER 30, 2009

(Unaudited)

($ in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	Over 90 Days	Allowance for Doubtful Accounts	Total
TER Holdings, LP				$90		$90
Trump Taj Mahal	15,565	5,272	394	36,528	(30,724)	27,035
Trump Plaza	4,455	594	582	11,234	(5,911)	10,954
Trump Marina	3,582	639	152	7,104	(4,150)	7,327

Total	$23,602	$6,505	$1,128	$54,956	($40,785)	$45,406